Convertible
Holdings,
Inc.












FUND LOGO












Annual Report

December 31, 1996



This report, including the financial information herein, is transmitted to the shareholders of Convertible Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Company or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Convertible Holdings, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper




Dear Shareholders:


For the six-month period ended December 31, 1996, Convertible Holdings, Inc. Capital Shares had a total investment return of +12.24%, based on a change in per share net asset value from $14.43 to $15.57, and assuming reinvestment of $0.641 per share short-term capital gains. During the same period, total investment return on Income Shares was +6.51%, based on a change in per share net asset value from $9.59 to $9.31, and assuming reinvestment of $0.898 per share income dividends.

For the year ended December 31, 1996, per share net asset value for Convertible Holdings, Inc. Capital Shares increased from $13.43 to $15.57. Total investment return was +20.60%, assuming reinvestment of $0.641 per share short-term capital gains. During the same period, total return for Income Shares was +13.35%, based on a change in per share net asset value from $9.32 to $9.31, and assuming reinvestment of $1.218 per share income dividends.

The Environment
In last year's annual report to shareholders, we predicted that the stock market would do well in 1996 notwithstanding seemingly extreme high valuation levels based on book values and dividend yields. We believed that the strong positive fundamentals which led to the unusually good returns for stocks in 1995--namely moderate economic growth, low inflation and relatively low and stable long-term interest rates--were unlikely to be quickly reversed. In addition, the stock market was selling at attractive levels of about 14 times estimated earnings versus a long-term average of about 17 times. In our view, structural changes in the economy and tax codes made valuation measures based on book values and dividend yields less meaningful than those based on earnings. We also expected the stock market to narrow as it advanced, making selectivity increasingly important. Our endeavor was to narrow the focus of the fund to capitalize on this trend.

The stock market performed quite well in 1996. It narrowed as it advanced, but was stronger than we expected. The Dow Jones Industrial Average (+29.49%) outperformed all of the unmanaged broader indexes including the Standard & Poor's 500 (+22.98%), Russell 1000 (+22.45%), 2000 (+16.49%) and 3000 (+21.82%), the
NASDAQ composite (+22.71%), the New York Stock Exchange composite (+19.06%), and the Value Line Indexes (both geometric, +13.80% and arithmetic, +20.30%). The extreme overvaluation of the market based on dividend yields and book values became even more extreme. For example, the Dow Jones Industrial Average's already record low dividend yield declined from 2.3% to a new record of 2.02%, while the price to book value multiple increased from a record 3.9 times to a new record of 4.9 times. The S&P 500 also displayed this trend. The record low dividend yield at year-end 1995 of 2.3% declined to a new record of 1.98% by year-end 1996. The price/book value multiple at year-end 1996 expanded to a record 4.3 times versus its previous record of 3.7 times at 1995 year-end.

Convertible securities did very well in 1996, with the average open-end mutual fund in the Lipper Analytical Database (Lipper) returning +14.82% for the year. The average closed-end convertible fund's total return was +14.74% for 1996. Convertible Holdings, Inc.'s total return of +17.53% for 1996 compares quite favorably to these averages. This performance ranks convertibles second after emerging market debt (+40.7%) in total return out of the 33 fixed-income sub-categories as delineated by Lipper. Convertible issues continued their superior long-term historical performance relative to the fixed-income universe. According to Lipper, they rank first in cumulative reinvested total return for the 5-year (+77.5%), 10-year (+162.1%) and 15-year periods (+566.7%) ended December 31, 1996.
Convertible Holdings, Inc. outperformed the unmanaged Merrill Lynch All Convertible Index (+15.9%), Value Line Convertible Index (+16.24%) and the geometric Value Line Stock Index. If we were an open-end fund, our performance would have ranked us 15 out of 43 open-end convertible funds tracked by Lipper, outperforming 65% of these funds. Compared to all closed-end funds, we ranked third out of ten. The fund's total return for 1996 (+17.53%) more than tripled that of the Lipper average of all fixed-income funds total return of +4.68% and compares quite favorably to the Lipper average total return for all equity funds of +17.72%.

The statistical overview of the convertible market at year-end 1996 compared to year-end 1995 shows that current yields, conversion premiums, premiums over investment value and median prices were virtually unchanged. This was more of a statistical anomaly than a true reflection of the convertible market's stability since the market was volatile between annual statement dates. As bond yields rose through mid-year, stock prices corrected lower, reaching a low in July. Thereafter, the bond market stabilized and began to recover and the bull market in stocks continued. The convertible market ended 1996 with a current yield of 5.24%, a conversion premium of 21.6%, a premium over investment value of 56% and a median price of
104.87. This compares with a current yield of 5.3%, a conversion premium of 21.2%, premium over investment value of 58.6% and a median price of 104.50 for the prior year. The only statistics which changed meaningfully versus last year were the break-even and call protection numbers. The break-even of the convertible market increased 15% from 3.3 years at year-end 1995 to 3.8 years at year-end 1996. Call protection increased 38% from 1.6 years to 2.2 years because of the calling for redemption of many older convertibles outstanding combined with heavy new convertible issuance. We view the convertible market as statistically more attractive than last year. Even though break-even time increased, time to call increased more, in percentage terms. (Refer to the "Glossary" on page 18 of this report to shareholders for an explanation of the terms used.)

Stock prices increased about 70% in the past two years and 175% in the past six years since the low in 1990. Historically, years following large multi-year upward price moves were either flat to mildly lower consolidation years or alternatively, reversal years with bona fide bear markets ensuing. While we don't purport to know when this market upmove will end, this historical precedent tempers our enthusiasm for the stock market's prospects in 1997.

Investment Activities
In our semi-annual report we discussed our belief that semiconductor stocks were at a bottom with the average discount of eight stocks down 51% from the previous 12-month highs. By year-end, semi-conductor stocks, as measured by the Philadelphia Semiconductor Index, gained 74% from early July lows. Although fundamental improvement is definitely in sight, we believe that the rapid turn around in stock prices has now discounted reasonable earnings expectations for 1997. Therefore, we intend to focus on other segments of technology as well as depressed sectors of the healthcare industry.

Since year-end 1995, we narrowed the focus of the fund, reducing the number of companies held from approximately 125 to 88. Over the past several months, we added to our technology holdings in Apple Computer Inc., cisco Systems Inc., Cypress Semiconductor Corp., EMC Corp., Microsoft Corp., and Storage Technology Corp. We also added to our holdings in Key Energy Group Inc., a small but rapidly growing oil service company, and invested in Thermo Electron Corp. and Thermo Instrument Corp. These conglomerates manufacture and sell monitoring and analysis instruments, papermaking and recycling equipment, biomedical products, biomass electric power generation, and other specialized products and technologies. We also purchased US Filter Corp., one of the largest water treatment companies in the world; SunAmerica Inc., a financial services company specializing in retirement products and services; and NAL Acceptance Corp., a financial company that originates, purchases, remarkets and services sub-prime auto loans and leases.

Other additions included Wendy's International Inc., the nations fifth largest fast food chain; Pier 1 Imports Inc., a specialty retailer of imported decorative home furnishings; and Home Depot Inc., the nation's largest and one of the most rapidly growing retail home improvement supply companies, servicing the do-it-yourself market. We took profits in American Medical Response, Cal Energy Inc., Hudson Foods Inc., Rexel Inc., Safeguard Scientifics Inc., Southern National Corp., Washington Mutual Inc., American General Corp., Deposit Guaranty Corp., Guilford Mills Inc., Pacific Gulf Properties Inc., Southdown Inc., and Time Warner Inc. (convertible into Hasbro). We sold Cyrix Corp., Michael Stores Inc., Repap Enterprises Inc., Sappi Limited, Savoy Pictures Entertainment Inc., and Schuler Homes Inc. because of negative changes in their fundamentals.

The Company's Income Shares will be redeemed on July 31, 1997. On February 13, 1997, Capital Shareholders approved a proposal to convert the Company from a closed-end investment company to an open-end investment company. Investment objectives and policies will also be modified and the fund's name will be changed to Merrill Lynch Convertible Fund, Inc. We believe that the new fund will possess attractive investment merits and hope to retain a significant percentage of Capital Shareholders in the new fund. Over the period through July 31, 1997, investment activities will address the need to redeem Income Shares and the uncertainties associated with re-demption shares for those Capital Shareholders who do not choose to remain in the fund. We anticipate rising cash positions and the liquidation of certain less marketable holdings in preparation for this transition. Given the fund's recent and past successes and the fact that Lipper ranked the convertible asset class first of all fixed-income classes in cumulative reinvested total return for 5-year, 10-year and 15-year periods, we are excited about our prospects going forward, and enthusiastically encourage your continued investment with us.

In Conclusion
We invite you to come along with us on the next stage of our journey as we move toward becoming an open-end fund. We thank you for your continued support of Convertible Holdings, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Daniel A. Luchansky)
Daniel A. Luchansky
Vice President and Portfolio Manager



February 14, 1997



As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Company. His colleagues at Merrill Lynch Asset
Management, L.P. join the Company's Board of Directors in wishing
Mr. Hewitt well in his retirement.





Convertible Holdings, Inc.
Proxy Results

During the six-month period ended December 31, 1996, Convertible
Holdings, Inc. Capital Shareholders voted on the following proposals. Proposals 1 and 2 were approved at the annual shareholders' meeting on December 16, 1996. Proposal 3 was approved at a shareholders' meeting on February 13, 1997. Proposals 4--7 were approved at a shareholders' meeting on January 16, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                       Shares Voted     Shares Voted
                                                                                           For       Without Authority
1. To elect the Company's Board of Directors--Capital Shares:   James H, Bodurtha       8,417,602        208,222
                                                                Herbert I. London       8,419,033        206,791
                                                                Robert R. Martin        8,408,708        217,116
                                                                Joseph L. May           8,421,782        204,042
                                                                Arthur Zeikel           8,404,740        221,084
                                                                            Shares Voted       Shares Voted   Shares Voted
                                                                                For              Against        Abstain
2. To consider and act upon a proposal to ratify the selection of
   Deloitte & Touche LLP as the independent auditors of the Company
   to serve for the current fiscal year.                                      8,401,730           72,062        152,032
                                                                            Shares Voted       Shares Voted   Shares Voted
                                                                                For              Against        Abstain
3. To consider and act upon a proposal to convert the Company from a closed-end investment company to an open-end investment company
   and approve the Amended and Restated Articles of Incorporation             7,809,740          597,438        235,604

4. To consider and act upon a proposal to change the Company's
   investment objective and policies.                                         6,470,477          672,703        290,352

5. To consider and act upon a proposal to amend the Company's
   fundamental investment restrictions.                                       6,459,339          666,858        307,335

6. To consider and act upon a proposal to approve an Amended
   Investment Advisory Agreement between the Company and Merrill
   Lynch Asset Management, L.P. ("MLAM") and a Sub-Advisory
   between MLAM and Merrill Lynch Asset Management U.K. Limited.              6,424,863          702,127        306,542

7. To consider and act upon a proposal to implement the Merrill Lynch
   Select Pricing SM System                                                   6,319,530          712,161        401,841


During the six-month period ended December 31, 1996, Convertible
Holdings, Inc. Income Shareholders voted on the following proposals.
The proposals were approved at the annual shareholders' meeting on December 16, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                      Shares Voted     Shares Voted
                                                                                          For       Without Authority
1. To elect the Company's Board of Directors--Income Shares:    James H, Bodurtha       7,330,443        164,792
                                                                Herbert I. London       7,339,634        155,601
                                                                Robert R. Martin        7,332,213        163,022
                                                                Joseph L. May           7,338,959        156,276
                                                                Arthur Zeikel           7,339,634        155,601
                                                                            Shares Voted       Shares Voted   Shares Voted
                                                                                For              Against        Abstain
2. To consider and act upon a proposal to ratify the selection of
   Deloitte & Touche LLP as the independent auditors of the Company
   to serve for the current fiscal year.                                      7,336,779           58,118        100,338



Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1996
                  S&P   Moody's      Face                                                                        Value
Industry         Rating  Rating     Amount          Convertible Debentures                        Cost         (Note 1a)
Automotive       NR*     Baa3   $ 1,900,000  Magna International Inc., 7.25% due 7/05/2005   $  1,640,115   $  1,906,934
Parts--1.2%      BB-     B1       2,000,000  Mascotech, Inc., 4.50% due 12/15/2003              1,565,000      1,640,000
                                                                                             ------------   ------------
                                                                                                3,205,115      3,546,934

Computer/                                    Apple Computer, Inc.:
Business         NR*     NR*      1,750,000    6% due 6/01/2001 (d)                             1,753,125      1,717,188
Equipment--      NR*     NR*      3,500,000    6% due 6/01/2001                                 3,326,250      3,430,000
2.3%             B-      B2       1,500,000  Systems and Computer Technology Corp.,
                                             6.25% due 9/01/2003                                1,584,500      1,665,000
                                                                                             ------------   ------------
                                                                                                6,663,875      6,812,188

Conglomerates    BBB+    A3       2,500,000  Cooper Industries, Inc., 7.05%
--3.3%                                       due 1/01/2015                                      2,560,000      2,650,000
                                             Polyphase Corporation++:
                 NR*     NR*      1,000,000    12% due 12/01/1997                               1,000,000      1,112,500
                 NR*     NR*      2,000,000    12% due 7/01/1999                                2,000,000      2,070,000
                 A-      Ba2      3,000,000  Thermo Electron Corporation, 4.25% due
                                             1/01/2003                                          3,465,000      3,682,500
                                                                                             ------------   ------------
                                                                                                9,025,000      9,515,000

Defense--0.5%    NR*     NR*      1,000,000  Diagnostic/Retrieval Systems, Inc., 9% due
                                             10/01/2003***                                      1,000,000      1,430,000

Energy--2.4%     BB+     NR*      7,000,000  USX Corp., 7% due 6/15/2017                        6,250,000      6,973,750

Environmental    BBB+    Baa2     3,500,000  Laidlaw Inc., 6% due 1/15/1999                     4,550,000      4,672,500
--2.6%           A-      NR*      3,187,000  Thermo TerraTech, Inc., 4.625% due
                                             5/01/2003 (d)                                      2,891,246      2,900,170
                                                                                             ------------   ------------
                                                                                                7,441,246      7,572,670

Financial        NR*     NR*      2,750,000  Nal Acceptance Corp., 10% due 9/12/1998++          2,750,000      3,437,500
Services--       NR*     NR*      2,500,000  Pioneer Financial Services, Inc., 6.50% due
2.4%                                         4/01/2003                                          2,500,000      3,462,500
                                                                                             ------------   ------------
                                                                                                5,250,000      6,900,000

Gaming--0.1%     B-      B3         377,000  Argosy Gaming Company, 12% due 6/01/2001             338,885        306,784

Health Care--    B       B3      14,254,000  GranCare Inc., 6.50% due 1/15/2003                14,307,675     14,610,350
8.3%             B-      B2       6,000,000  Integrated Health Services Inc., 6% due
                                             1/01/2003                                          5,640,000      5,820,000
                 BBB+    Ba1      4,122,000  Quantum Health Resources, Inc., 4.75% due
                                             10/01/2000                                         3,547,597      3,709,800
                                                                                             ------------   ------------
                                                                                               23,495,272     24,140,150

Home Building    B-      B2       2,200,000  Continental Homes Holding Corp., 6.875%
--1.5%                                       due 11/01/2002                                     2,200,000      2,318,250
                 BB-     Ba3        751,000  Toll Brothers Inc., 4.75% due 1/15/2004              627,190        762,265
                 B+      B1       1,500,000  US Home Corp., 4.875% due11/01/2005                1,316,875      1,327,500
                                                                                             ------------   ------------
                                                                                                4,144,065      4,408,015

Insurance--      NR*     NR*      1,831,000  Statesman Group, Inc. (The), 6.25% due
0.7%                                         5/01/2003                                          1,920,886      1,927,128

Machinery--      B+      B1       2,700,000  Varlen Corp., 6.50% due 6/01/2003                  2,746,250      2,700,000
0.9%


Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1996 (continued)
                  S&P   Moody's      Face                                                                        Value
Industry         Rating  Rating     Amount          Convertible Debentures                        Cost         (Note 1a)
Medical          NR*     NR*    $ 1,500,000  US Diagnostic Labs, Inc., 9% due                $  1,500,000   $  1,852,500
Services--0.6%                               3/31/2003 (d)

Medical          NR*     Ba3        250,000  Bindley Western Industries, Inc., 6.50% due
Supplies--0.1%                               10/01/2002                                           253,750        270,000
                 NR*     NR*        550,000  Phoenix Shannon PLC, 9.50% due 11/01/2000 (d)        550,000         68,750
                                                                                             ------------   ------------
                                                                                                  803,750        338,750

Oil Services     NR*     NR*      6,100,000  Key Energy Group Inc., 7.50% due 7/01/2003 (d)     6,447,063      7,442,000
--3.0%           BBB-    Ba2      1,000,000  Nabors Industries, Inc., 5% due 5/15/2006          1,000,000      1,235,000
                                                                                             ------------   ------------
                                                                                                7,447,063      8,677,000

Paper--1.0%      NR*     NR*     11,270,000  Kymmene Corporation, 8.25% due 11/18/2043          2,867,286      2,803,970

Printing--0.6%   NR*     B1       2,065,000  Graphic Industries, Inc., 7% due 5/15/2006         1,840,438      1,858,500

Real Estate      NR*     B3       1,500,000  Capstone Capital Trust, Inc., 10.50% due
Investment                                   4/01/2002                                          1,631,250      2,068,125
Trust--0.7%

Restaurants--    B-      B3       1,000,000  Hometown Buffet Inc., 7% due 12/01/2002            1,000,000      1,027,500
0.4%

Retail Stores    B-      B3       1,725,000  Baby Superstore Inc., 4.875% due 10/01/2000        1,677,313      1,707,750
--4.3%           B-      B3       2,475,000  Baker (J.) Inc., 7% due 6/01/2002                  1,936,267      1,980,000
                 A+      A1       4,000,000  Home Depot, Inc., 3.25% due 10/01/2001             4,000,000      3,900,000
                 B+      B1       2,500,000  Pier 1 Imports, Inc., 5.75% due 10/01/2003         2,500,000      2,650,000
                 B-      B2       3,250,000  Sports & Recreation, Inc., 4.25% due
                                             11/01/2000                                         2,442,875      2,380,625
                                                                                             ------------   ------------
                                                                                               12,556,455     12,618,375

Scientific       NR*     NR*      4,750,000  Thermo Instrument Systems Inc., 4.50% due
Equipment--1.7%                              10/15/2003 (d)                                     4,780,000      4,845,000

Semiconductor--  NR*     A3       5,250,000  Cypress Semiconductor Corporation, 3.15%
2.0%                                         due 3/15/2001 (d)                                  4,840,016      5,722,500

Technology--     NR*     NR*      1,000,000  Broadband Technologies, Inc., 5% due
0.3%                                         5/15/2001                                            813,750        765,000

Textiles--       B+      B1       3,806,000  Fieldcrest Cannon, Inc., 6% due
1.0%                                         3/15/2012                                          2,889,280      2,883,045

Water Treatment  BB+     B2       3,000,000  US Filter Corp., 4.50% due 12/15/2001              3,000,000      3,052,500
Systems--1.1%

                                             Total Convertible Debentures--43.0%              117,449,882    124,745,384

                                    Shares
                                     Held           Convertible Preferred Stocks

Automotive       BB-     B1         242,600  Masco Tech, Inc., $1.20                            3,643,799      3,820,950
Parts--1.3%

Banking &        A       Aa3         38,400  Banc One Corporation, $3.50, Series C              2,509,287      3,187,200
Finance--4.1%    A-      A2          60,200  Boatmen's Bancshares, Inc., $1.75                  1,667,550      3,326,050
                 NR*     A1          10,000  Jefferson Pilot Corp. (ACES) (into Nations
                                             Bank Corp.)                                          725,000        910,000
                 BB+     NR*         89,400  Union Planters Corp., $2.00, Series E              2,818,585      4,380,600
                                                                                             ------------   ------------
                                                                                                7,720,422     11,803,850

Chemicals--0.1%  A       A2          19,000  Atlantic Richfield Company (ARCO) (b)                473,765        408,500

Computer         AA-     A1          34,200  Microsoft Corp., Series A                          2,731,725      2,736,000
Software--1.0%


Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1996 (continued)
                  S&P   Moody's      Face                                                                        Value
Industry         Rating  Rating     Amount          Convertible Preferred Stocks                  Cost         (Note 1a)
Financial        A-      Baa1        71,700  SunAmerica Inc.                                 $  2,688,750   $  3,029,325
Services--1.0%

Funeral--0.8%    BBB     Baa3        25,000  SCI Finance, $3.125, Series A                      1,520,250      2,353,125

Insurance--0.8%  NR*     NR*          2,000  Westbridge Capital Corporation, Series A           2,000,000      2,344,000

Minerals--0.9%   NR*     Ba1         43,150  Cyprus Amax Minerals Co., $4.00, Series A          2,312,840      2,485,440

Paper--1.5%      BB+     Ba2         23,800  James River Corp. of Virginia, $3.375,
                                             Series K                                           1,092,551      1,222,725
                 BB+     Ba2          9,400  James River Corp. of Virginia $3.50,
                                             Series L                                             444,514        486,450
                 BB+     Ba2         85,000  James River Corp. of Virginia, Series P            1,992,600      2,677,500
                                                                                             ------------   ------------
                                                                                                3,529,665      4,386,675

Precious         NR*     B2         217,600  Coeur d'Alene Mines Corporation                    3,793,296      3,808,000
Metals--1.3%

Real Estate      BBB     Baa3        80,000  Merry Land & Investment Co., Inc., $2.15,
Investment                                   Series C                                           2,000,000      2,110,000
Trust--3.1%      BBB     Baa3        40,000  Merry Land & Investment Services, Inc.,
                                             $1.75, Series A                                    1,000,000      1,145,000
                 BBB     Baa3        60,000  Public Storage Inc., $2.062                        1,518,600      3,127,500
                 BBB+    Baa3        80,000  Security Capital Pacific Trust, Series A           2,000,000      2,450,000
                                                                                             ------------   ------------
                                                                                                6,518,600      8,832,500

Restaurants--    BBB     Baa2        70,000  Wendy's International, Inc., Series A              3,500,000      3,640,000
1.3%

Steel--0.6%      B       B1          52,000  AK Steel Holding Corp.                             1,348,342      1,833,000

Technology       NR*     A1          30,000  Morgan Stanley Group, Inc., Series C (into cisco
0.7%                                         Systems, Inc.)                                     2,006,250      1,987,500

Tobacco--1.7%    NR*     Ba3        748,000  RJR Nabisco Holdings, Inc., Series C               4,093,744      5,049,000

Toys--1.8%       B-      B3         500,000  Tyco Toys, Inc., Series C                          2,500,000      5,062,500

Waste            A       A1          85,000  Browning-Ferris Industries, Inc.                   2,500,387      2,422,500
Management--
0.8%

                                             Total Convertible Preferred Stocks--22.8%         52,881,835     66,002,865



                                                    Common Stocks

Automobile Parts--0.7%               52,800  Federal Mogul Corp.                                1,243,968      1,161,600
                                     14,800  Magna International Inc., Class A                    329,559        825,100
                                                                                             ------------   ------------
                                                                                                1,573,527      1,986,700

Banking & Finance--0.3%              20,000  Washington Mutual Savings Bank                       220,278        865,000

Cement--0.9%                         79,000  Medusa Corp.                                       2,666,125      2,715,625

Chemicals--0.3%                      40,000  Lyondell Petrochemical Company                       942,400        880,000

Computer Equipment--2.9%            254,536  EMC Corporation*** (e)                             5,993,635      8,431,505

Computers--0.9%                      57,700  Storage Technology Corporation (e)                 2,045,431      2,747,963

Electronics--2.5%                    30,000  Arrow Electronics, Inc.                              994,375      1,605,000
                                     81,395  Avnet, Inc.                                        3,769,959      4,741,259
                                     64,154  Rexel SA (e)                                         890,670      1,018,445
                                                                                             ------------   ------------
                                                                                                5,655,004      7,364,704

Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1996 (continued)
                                    Shares                                                                       Value
Industry                             Held           Common Stocks                                 Cost         (Note 1a)
Drug Distribution--0.3%              48,900  Bindley Western Industries Inc.                 $    941,309   $    947,437

Energy--0.6%                         49,000  Calenergy Inc. (e)                                 1,079,135      1,647,625

Financial Services--0.7%                  1  Nal Acceptance Corp. (Warrants) (c)++                      0        206,250
                                     50,000  Onbancorp Inc.                                     1,737,500      1,856,250
                                                                                             ------------   ------------
                                                                                                1,737,500      2,062,500

Food Processing--0.9%               137,800  Hudson Foods, Inc., Class A                        2,044,553      2,618,200

Health Services--0.6%                15,000  Allegiance Corporation                                91,946        414,375
                                    126,500  Regency Health Services Inc. (e)                   1,472,322      1,217,563
                                                                                             ------------   ------------
                                                                                                1,564,268      1,631,938

Hospital Supplies--1.1%              75,000  Baxter International, Inc.                         1,098,246      3,075,000

Metal Fabricating--1.7%             128,479  Trinity Industries Leasing Co.                     2,974,237      4,817,962

Oil Services--0.6%                  160,900  Key Energy Group Inc. (e)                          1,540,282      1,890,575

Paper--1.0%                          34,700  Boise Cascade Corporation                          1,147,182      1,101,725
                                     47,200  International Paper Co.                            1,843,632      1,905,700
                                                                                             ------------   ------------
                                                                                                2,990,814      3,007,425

Paper/Machine--1.5%                 182,300  Albany International Corp., Class A (e)            3,504,705      4,215,687

Pharmaceuticals--0.2%                40,000  IVAX Corp.                                           636,600        410,000

Semiconductor Capital                40,000  Novellus Systems Inc. (e)                          2,176,376      2,165,000
Equipment--0.7%

Semiconductors--1.3%                200,000  Integrated Device Technology, Inc.                 2,542,863      2,725,000
                                     45,400  Park Electrochemical Corporation                     834,092      1,032,850
                                                                                             ------------   ------------
                                                                                                3,376,955      3,757,850

Steel--0.6%                         197,200  WHX Corp (e)                                       1,718,699      1,750,150

Technology--0.1%                     18,000  BroadBand Technologies, Inc.                         373,500        265,500

Telecommunications--1.1%            173,364  ICG Communications, Inc.*** (e)                    2,894,332      3,055,540

Utilities--0.6%                     156,286  Citizens Utilities Company (Class A)               1,691,312      1,699,607

Waste Management--1.8%              316,351  Allied Waste Industries, Inc.*** (e)               1,509,180      2,886,703
                                    162,000  Philip Environmental Inc. (ADR) (a) (e)            1,422,146      2,349,000
                                                                                             ------------   ------------
                                                                                                2,931,326      5,235,703

                                             Total Common Stocks--23.9%                        54,370,549     69,245,196



Convertible Holdings, Inc.
Schedule of Investments as of December 31, 1996 (concluded)
                                     Face                                                                        Value
                                    Amount          Short-Term Securities                         Cost         (Note 1a)
Commercial Paper**--            $ 4,000,000  Coca-Cola Company (The), 5.80% due
11.3%                                        1/17/1997                                       $  3,989,044   $  3,989,044
                                 10,000,000  Delaware Funding Corp., 5.50% due 1/10/1997        9,984,722      9,984,722
                                 14,672,000  General Motors Acceptance Corp., 7.50%
                                             due 1/02/1997                                     14,665,887     14,665,887
                                  4,000,000  International Securitization Corporation,
                                             5.80% due 1/22/1997                                3,985,822      3,985,822
                                                                                             ------------   ------------
                                                                                               32,625,475     32,625,475

US Government & Agency           10,000,000  Federal National Mortgage Association, 5.30%
Obligations**--3.4%                          due 1/08/1997                                      9,988,222      9,988,222

                                             Total Short-Term Securities--14.7%                42,613,697     42,613,697


Total Investments--104.4%                                                                    $267,315,963    302,607,142
                                                                                             ------------
Short Sales (Proceeds--$12,209,627)--(4.0%)                                                                  (11,515,803)

Liabilities in Excess of Other Assets--(0.4%)                                                                 (1,098,466)
                                                                                                            ------------
Net Assets--100.0%                                                                                          $289,992,873
                                                                                                            ============

(a)American Depositary Receipts (ADR).
(b)Convertible into Lyondell Petrochemical Co.
(c)Warrants entitle the Company to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d)These securities may be offered and sold to "qualified insti-
   tutional buyers" under rule 144A of the Securities Act of 1933.
(e)Non-income producing security.
  *Not Rated.
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
***Covered Short Sales entered into as of December 31, 1996 were as follows:
                                                                       Value
   Shares              Issue                                      (Notes 1a & 1g)
   241,100      Allied Waste Industries, Inc.                      $ (2,230,175)
   73,900       Diagnostic/Retrieval Systems, Inc.                     (923,750)
   160,800      EMC Corporation                                      (5,326,500)
   172,220      ICG Communications, Inc.                             (3,035,378)

   Total (proceeds--$12,209,627)                                   $(11,515,803)
                                                                   ============


 ++Restricted securities as to resale. The value of the Company's investment in restricted securities was approximately $6,826,000, representing 2.4% of net assets.
                                      Acquisition                      Value
   Issue                                 Date           Cost         (Note 1a)
   Nal Acceptance Corp.,
     10% due 9/12/1998                9/12/1996      $2,750,000      $3,437,500
   Nal Acceptance Corp. (Warrants)    9/12/1996               0         206,250
   Polyphase Corporation:
     12% due 12/01/1997              12/05/1996       1,000,000       1,112,500
     12% due 7/01/1999                7/05/1994       2,000,000       2,070,000

   Total                                             $5,750,000      $6,826,250
                                                     ==========      ==========


   Ratings of issues shown have not been audited by Deloitte & Touche LLP.


   See Notes to Financial Statements.

Convertible Holdings, Inc.
Statement of Assets, Liabilities and Capital as of December 31, 1996
Assets:
Investments, at value (identified cost--$267,315,963) (Note 1a)                                             $302,607,142
Cash                                                                                                              22,969
Deposit on short sales (Note 1g)                                                                              11,559,616
Receivables:
  Interest                                                                                 $  2,051,283
  Securities sold                                                                             1,173,890
  Dividends                                                                                     405,056        3,630,229
                                                                                           ------------
Deferred organization expenses (Note 1e)                                                                          22,259
Prepaid expenses and other assets                                                                                 34,191
                                                                                                            ------------
Total assets                                                                                                 317,876,406
                                                                                                            ------------

Liabilities:
Common stocks, sold short, at market value (proceeds--$12,209,627) (Notes 1a & 1g)                            11,515,803
Payables:
  Dividends to shareholders                                                                  10,944,793
  Income taxes (Note 1c)                                                                      4,841,320
  Investment adviser (Note 2)                                                                   445,812       16,231,925
                                                                                           ------------
Accrued expenses and other liabilities                                                                           135,805
                                                                                                            ------------
Total liabilities                                                                                             27,883,533
                                                                                                            ------------
Net Assets                                                                                                  $289,992,873
                                                                                                            ============

Capital (Note 5):
Income Shares:
Par value $.10 per share; 15,000,000 shares authorized; shares issued 11,653,700           $  1,165,370
Liquidation capital in excess of par                                                        107,214,040
                                                                                           ------------
                                                                                            108,379,410
Undistributed investment income--net                                                            128,996
                                                                                           ------------
Net asset value, equivalent to $9.31 per share based on 11,653,700 shares
  outstanding market value--$9.625)                                                                         $108,508,406
Capital Shares:
Par value $.10 per share; 15,000,000 shares authorized; 11,653,700 shares issued              1,165,370
Paid-in capital in excess of par                                                            145,690,000
                                                                                           ------------
Total                                                                                       146,855,370
                                                                                           ------------
Accumulated realized losses on investments--net*                                             (1,355,248)
Unrealized appreciation on investments--net                                                  35,984,345
                                                                                           ------------
Total                                                                                        34,629,097
                                                                                           ------------
Net asset value, equivalent to $15.57 per share based on 11,653,700 shares
  outstanding (market value--$14.625)                                                                        181,484,467
                                                                                                            ------------
Net Assets                                                                                                  $289,992,873
                                                                                                            ============

*Net of taxes on undistributed net realized long-term capital gains (Note 1c).





See Notes to Financial Statements.



Convertible Holdings, Inc.
Statement of Operations for the Year Ended December 31, 1996
Investment Income (Notes 1c & 1d):
Interest and discount earned                                                               $ 10,364,183
Dividends (net of $2,260 foreign withholding tax)                                             5,941,459
                                                                                           ------------
Total income                                                                                                $ 16,305,642

Expenses:
Investment advisory fees (Note 2)                                                             1,695,738
Accounting services (Note 2)                                                                     99,274
Transfer agent fees                                                                              87,085
Professional fees                                                                                69,955
Printing and shareholder reports                                                                 49,591
Directors' fees and expenses                                                                     45,322
Amortization of organization expenses (Note 1e)                                                  38,159
Interest on securities sold short                                                                36,292
Custodian fees                                                                                   26,466
Insurance                                                                                         4,958
Dividends on securities sold short                                                                4,704
Pricing services                                                                                  2,983
Listing fees                                                                                        250
Other                                                                                            39,726
                                                                                           ------------
Total expenses                                                                                                 2,200,503
                                                                                                            ------------
Investment income--net                                                                                        14,105,139
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency
Transactions--Net (Notes 1b, 1c, 1d & 3):
Realized gain (loss) from:
  Investments--net                                                                         $ 19,901,753
  Income taxes on realized gain on investments                                               (4,841,320)
  Foreign currency transactions                                                                 (19,719)      15,040,714
                                                                                           ------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                                           17,386,660
  Foreign currency transactions                                                                    (441)      17,386,219
                                                                                           ------------     ------------
Net realized and unrealized gain on investments and foreign currency transactions                             32,426,933
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 46,532,072
                                                                                                            ============




See Notes to Financial Statements.




Convertible Holdings, Inc.
Statements of Changes in Net Assets
                                                                                                   For the Year
                                                                                                Ended December 31,
                                                                                              1996             1995
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                     $ 14,105,139     $ 14,296,369
Realized gain on investments and foreign currency transactions--net                          19,882,034       15,446,497
Income taxes on realized gain on investments                                                 (4,841,320)      (3,631,624)
Change in unrealized appreciation/depreciation on investments and foreign currency
transactions--net                                                                            17,386,219       19,334,251
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                         46,532,072       45,445,493
                                                                                           ------------     ------------

Dividends & Distributions to Shareholders (Notes 1f & 4):
Investment income--net                                                                      (14,192,493)     (14,117,464)
Realized gain on investments--net                                                            (7,473,704)      (4,235,374)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to shareholders       (21,666,197)     (18,352,838)
                                                                                           ------------     ------------

Capital Share Transactions (Note 5):
Income shares                                                                                        --         (192,510)
Capital shares                                                                                       --         (238,874)
                                                                                           ------------     ------------
Net decrease in net assets resulting from Treasury stock transactions                                --         (431,384)
                                                                                           ------------     ------------

Net Assets:
Total increase in net assets                                                                 24,865,875       26,661,271
Beginning of year                                                                           265,126,998      238,465,727
                                                                                           ------------     ------------
End of year*                                                                               $289,992,873     $265,126,998
                                                                                           ============     ============


*Undistributed investment income--net (Note 1h)                                            $    128,996     $    223,416
                                                                                           ============     ============




See Notes to Financial Statements.



Convertible Holdings, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                    For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                1996++++     1995      1994      1993       1992
Income Shares:
Per Share Operating Performance:
Net asset value, beginning of year                                    $   9.32   $   9.30  $   9.30  $   9.30   $   9.31
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                    1.21       1.23      1.19      1.20       1.35
Dividends of investment income--net                                      (1.22)     (1.21)    (1.19)    (1.20)     (1.36)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $   9.31   $   9.32  $   9.30  $   9.30   $   9.30
                                                                      ========   ========  ========  ========   ========
Market price per share, end of year                                   $  9.625   $  10.00  $  10.00  $ 10.625   $  11.25
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on market value per share                                          9.22%     13.58%     6.61%     7.20%      2.74%
                                                                      ========   ========  ========  ========   ========
Based on net asset value per share                                      13.35%     13.82%    13.28%    13.50%     15.17%
                                                                      ========   ========  ========  ========   ========

Capital Shares:
Per Share Operating Performance:
Net asset value, beginning of year                                    $  13.43   $  11.13  $  13.21  $  12.87   $  10.91
                                                                      --------   --------  --------  --------   --------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                                    2.78       2.66     (2.12)     1.43       2.03
Distributions of realized gain on investments--net                        (.64)      (.36)     (.01)    (1.17)      (.12)
Effect of repurchase of Treasury Stock                                      --         --++     .05       .08        .05
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  15.57   $  13.43  $  11.13  $  13.21   $  12.87
                                                                      ========   ========  ========  ========   ========
Market value per share, end of year                                   $ 14.625   $ 11.625  $   9.00  $ 10.875   $  9.375
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on market value per share                                         30.87%     33.20%   (17.17%)   28.77%     38.11%
                                                                      ========   ========  ========  ========   ========
Based on net asset value per share                                      20.60%     24.44%   (15.68%)   13.94%     19.48%
                                                                      ========   ========  ========  ========   ========

Total Fund:
Ratios to Average Net Assets:
Total expenses**                                                          .78%       .79%      .87%      .80%       .80%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   4.98%      5.40%     5.43%     5.10%      6.34%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year (in thousands)                                $289,993   $265,127  $238,466  $274,999   $289,366
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                     129.06%     87.69%    69.37%   116.03%     76.54%
                                                                      ========   ========  ========  ========   ========
Average commission rate paid+++                                       $  .0447         --        --        --         --
                                                                      ========   ========  ========  ========   ========


   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
  **Excluding taxes on undistributed net realized long-term capital gains (Note 1c).
 +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
  ++Amount is less than $.01 per capital share.
++++Based on average shares outstanding during the period.



    See Notes to Financial Statements.




Convertible Holdings, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
Convertible Holdings, Inc. (the "Company") is a diversified, closed-end, "dual purpose" investment company. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments--Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in these securities. Portfolio securities which are traded both in the over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available and securities subject to restrictions on resale are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net realized short-term capital gains. The Company intends to retain net realized long-term capital gains, if any, and pay taxes on such gains at the Federal tax rates applicable to corporations. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a twelve-year period ending on July 31, 1997, the redemption date for the Income Shares.

(f) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(g) Short sales--When the Company engages in a short sale, an amount equal to the proceeds received by the Company is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Company maintains a segregated account of securities and cash as collateral for the short sales. The Company owns convertible bonds or stock of the same issuer which covers the short sale. The Company is exposed to market risk based on the amount, if any, that the market value of the stock exceeds proceeds received. Securities have been borrowed from Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), to execute short sales.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, $8,991,012 has been reclassified from accumulated net realized capital losses to paid-in capital for the amount of long-term capital gains net of taxes paid and $7,066 has been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


Convertible Holdings, Inc.
Notes to Financial Statements (continued)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner.

MLAM is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays MLAM a quarterly fee at the annual rate of 0.60% of the Company's average weekly net assets.

The investment advisory fee is reduced by 25% for any quarter in which the Company fails to meet the Minimum Income Rate Objective
("Objective") at the close of any fiscal quarter.

The Objective is to obtain a minimum annualized rate of income return equal to 85% of the yield of the Value Line Convertible
Index.

Accounting services are provided to the Company by MLAM at cost.

During the year ended December 31, 1996, the Company paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $1,525 for security price quotations to compute the net asset value of the Company.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S, and/or ML & Co.

In addition, MLPF&S received $177,752 in commissions on the execution of portfolio security transactions for the Company for the year ended December 31, 1996.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $352,903,170 and $392,170,625, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                     Realized     Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $22,556,449    $35,291,179
Short-term investments                     58             --
Short sales                        (2,654,754)       693,824
Foreign currency
transactions                          (19,719)          (658)
                                  -----------    -----------
Total                             $19,882,034    $35,984,345
                                  ===========    ===========

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $34,060,027, of which $37,018,635 related to appreciated securities and $2,958,608 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $268,547,115.

4. Distributions:
The Company distributes its net investment income quarterly to holders of Income Shares. Income Shares are entitled to cumulative dividends in an amount equivalent to net investment income, with a minimum annual rate of $1.00 per share. To the extent that any such cumulative dividend cannot be satisfied from net investment income, it will be paid from any net realized short-term or long-term capital gains. Capital Shares will not be entitled to receive distributions from net investment income until 1997.

To the extent not needed to pay the Income Shares' minimum cumulative dividends, distributions from net realized short-term capital gains, if any, may be paid to holders of the Capital Shares in the succeeding year. The Company will not distribute net realized long-term capital gains except to the limited extent described above.


Convertible Holdings, Inc.
Notes to Financial Statements (concluded)


5. Share Transactions:
At December 31, 1996, there were 15,000,000 shares of $.10 par value authorized for each class. During the year ended December 31, 1996, the Company's Income Shares and Capital Shares outstanding remained constant at 11,653,700 and 11,653,700, respectively.

As long as any Income Shares are outstanding, the Company will not issue any additional Capital Shares or Income Shares.

On September 27, 1996, the Board of Directors authorized the redemption of the Income Shares to take place on July 31, 1997 for $9.30 per share plus accumulated and unpaid dividends ("liquidation value"). As a result of this liquidation preference, the per share capital of the Income Shares is maintained at the liquidation value plus any unpaid income dividends. After July 31, 1997, Capital Shares will then be the sole remaining class of shares of the Company outstanding. On February 13, 1997, the holders of Capital Shares approved a proposal to convert the Company to an open-end investment company.

<AUDIT-REPORT>
Convertible Holdings, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
Convertible Holdings, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Convertible Holdings, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Convertible Holdings, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
February 14, 1997
</AUDIT-REPORT>

Convertible Holdings, Inc.
Important Tax Information (unaudited)


Of the ordinary income distributions paid quarterly to Income
Shareholders by Convertible Holdings, Inc. during its taxable year ended December 31, 1996, 41.74% qualifies for the dividends received deduction for corporations.

Additionally, the Company distributed short-term capital gains of $0.641316 per share to capital shareholders of record on December
31, 1996.

Finally, Capital Shareholders of record on December 31, 1996 were deemed to receive undistributed long-term capital gains of $1.186948 per share and were allocated Federal income taxes which have been paid by the Company on the shareholders' behalf of $0.415432 per share.

The undistributed capital gains allocated to Capital Shareholders and the Federal income taxes paid by the Company on the shareholders' behalf will be reported to you on Form 2439, Notice to Shareholder of Undistributed Long-Term Capital Gains, along with information on how to report these amounts on your Federal Form 1040. In addition, the cost basis of shares held by Capital Shareholders should be increased by $0.771516 per share, which represents the excess of the undistributed long-term capital gains over the taxes paid.

Capital Shareholders should consult their tax adviser for additional information regarding the appropriate treatment of undistributed long-term capital gains.

Please retain this information for your records.





Convertible Holdings, Inc.
Ten Largest Holdings (unaudited)


GranCare Inc., 6.50% due 1/15/2003
EMC Corporation
Key Energy Group Inc., 7.50% due 7/01/2003
USX Corp., 7% due 6/15/2017
Integrated Health Services Inc., 6% due 1/01/2003
Cypress Semiconductor Corporation, 3.15% due
  3/15/2001
Tyco Toys, Inc., Series C
RJR Nabisco Holdings, Inc., Series C
Thermo Instrument Systems Inc., 4.50% due
  10/15/2003
Trinity Industries Leasing Co.

About Convertible Holdings, Inc.


A closed-end "dual purpose" investment company, Convertible
Holdings, Inc. invests primarily in convertible bonds and convertible preferred stock.The Company has two classes of shares:
Capital Shares (NYSE symbol CNV) for those seeking long-term growth of capital; and Income Shares (NYSE symbol CNV Pr) for those seeking current and long-term growth of income.

Both classes of shares represent "leveraged" investments. This is because Capital Share investors initially provided only 42.5% of the Company's capital at inception in 1985, yet will receive all of the portfolio's capital appreciation. Income Share investors, on the other hand, initially provided 57.5% of the Company's capital, but will receive all of the portfolio's income. In other words, investors in either class of shares have more assets working for their respective investment goals than they have contributed.

On July 31, 1997, Income Shares will be redeemed at $9.30 per share, plus accumulated and unpaid dividends. (Should assets be insufficient to redeem the Income Shares at such amount, total net assets of the Company would be distributed to Income Shareholders on a pro-rata basis.) After redemption of the Income Shares, Capital Shareholders will own all remaining assets. Thereafter, the Company will continue as an open-end investment company (i.e., a mutual fund) as approved by Capital Shareholders.

Share Comparison
The following is a brief summary of certain rights of each class of shares of the Company.


Capital Shares                     Income Shares

Entitled to all the port-          Entitled to all the port-
folio's appreciation.              folio's net income, paid
                                   quarterly.

No distributions from net          Minimum cumulative
income received as long            dividend of $1.00
as Income Shares are               annually.
outstanding.

Bear none of the Com-              Pay all of the Company's
pany's expenses.                   expenses.

Potential for capital              Potential for growing
appreciation with poten-           income stream if portfolio
tial lower downside risk           appreciates over time.
than a leveraged com-
mon stock portfolio.

NYSE symbol CNV                    NYSE symbol CNV Pr

Convertible Holdings, Inc.

Glossary

Break-Even Time
This calculation, based on a dollar-for-dollar basis, shows the number of years over which the dollar conversion premium may be recovered by the increased dollar income of the convertible over that of the underlying common stock, assuming no change in the dividend on the underlying stock. (Also called the premium recovery period.)

Call Protection
Nearly all the convertibles have call provisions which give the issuers the right to buy back the issue at a premium over the price at which it was issued. A company may wish to reduce its bond interest expense or preferred dividend requirements, replacing them with a lower-yielding common stock.To protect the security-holder, some issues are not subject to redemption for a stated period of time, thus ensuring their income requirements during that period. There are no provisional terms under which a security with hard (absolute) call protection may be called.

Conversion Value
A convertible security is entitled to a fixed number of common shares upon conversion. For bonds, it is typically the number of shares per $1,000 principal amount. For preferreds, the number of shares multiplied by the market value per common share is the preferred's conversion value.

Net Income
Net income includes all dividends, interest and other income (but not realized or unrealized gains, stock dividends, and other capital items) earned by the Company on its portfolio holdings, net of the Company's expenses. For purposes of determining Net Income, expenses do not include taxes on undistributed net long-term capital gains paid by the Company.

Percent Premium
The percentage over conversion value at which the convertible security trades. If a convertible bond is selling at 120 and its conversion value is 105, then the conversion premium is 15 points
($150), or 14.3%.

Convertible Holdings, Inc.

Officers and Directors
Arthur Zeikel--President and Director
Terry K. Glenn--Executive Vice President
  and Director
James H. Bodurtha--Director
Herbert I. London--Director
Robert R. Martin--Director
Joseph L. May--Director
Andre F. Perold--Director
N. John Hewitt--Senior Vice President
Vincent T. Lathbury III--Vice President
Donald C. Burke--Vice President
Daniel A. Luchansky--Vice President and
  Portfolio Manager
Barton A. Vogel--Vice President
Gerald M. Richard--Treasurer
Mark B. Goldfus--Secretary




Custodian

The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center
Brooklyn, New York 11245




Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(617) 328-5000